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February 2018 Broadcom’s Compelling Proposal to Acquire Qualcomm

Cautionary Note Regarding Forward-Looking and Similar Statements This communication contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning Broadcom. These statements include, but are not limited to, statements that address our expected future business and financial performance and statements about (i) the proposed transaction involving Broadcom and Qualcomm and the expected benefits of the proposed transaction, (ii) the expected benefits of acquisitions, (iii) our plans, objectives and intentions with respect to future operations and products, (iv) our competitive position and opportunities, (v) the impact of acquisitions on the market for our products, and (vi) other statements identified by words such as “will”, “expect”, “believe”, “anticipate”, “estimate”, “should”, “intend”, “plan”, “potential”, “predict”, “project”, “aim”, and similar words, phrases or expressions. These forward-looking statements are based on current expectations and beliefs of the management of Broadcom, as well as assumptions made by, and information currently available to, such management, current market trends and market conditions and involve risks and uncertainties, many of which are outside Broadcom’s and management’s control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements. Particular uncertainties that could materially affect future results include risks associated with our proposal to acquire Qualcomm, including: (i) uncertainty regarding the ultimate outcome or terms of any possible transaction between Broadcom and Qualcomm, including as to whether Qualcomm will cooperate with us regarding the proposed transaction, (ii) the effects of the announcement of the proposed transaction on the ability of Broadcom and Qualcomm to retain customers, to retain and hire key personnel and to maintain favorable relationships with suppliers or customers, (iii) the timing of the proposed transaction, (iv) the ability to obtain regulatory approvals and satisfy other closing conditions to the completion of the proposed transaction (including shareholders approvals), and (v) other risks related to the completion of the proposed transaction and actions related thereto; any loss of our significant customers and fluctuations in the timing and volume of significant customer demand; our dependence on contract manufacturing and outsourced supply chain; our dependency on a limited number of suppliers; any acquisitions we may make, such as delays, challenges and expenses associated with receiving governmental and regulatory approvals and satisfying other closing conditions, and with integrating acquired companies with our existing businesses and our ability to achieve the growth prospects and synergies expected by such acquisitions; our ability to accurately estimate customers’ demand and adjust our manufacturing and supply chain accordingly; our significant indebtedness, including the need to generate sufficient cash flows to service and repay such debt; dependence on a small number of markets and the rate of growth in these markets; dependence on and risks associated with distributors of our products; dependence on senior management; quarterly and annual fluctuations in our operating results; global economic conditions and concerns; our proposed redomiciliation of our ultimate parent company to the United States; our competitive performance and ability to continue achieving design wins with our customers, as well as the timing of any design wins; prolonged disruptions of our or our contract manufacturers’ manufacturing facilities or other significant operations; our ability to improve our manufacturing efficiency and quality; our dependence on outsourced service providers for certain key business services and their ability to execute to our requirements; our ability to maintain or improve gross margin; our overall cash tax costs, legislation that may impact our overall cash tax costs and our ability to maintain tax concessions in certain jurisdictions; our ability to protect our intellectual property and the unpredictability of any associated litigation expenses; any expenses or reputational damage associated with resolving customer product warranty and indemnification claims; cyclicality in the semiconductor industry or in our target markets; our ability to sell to new types of customers and to keep pace with technological advances; market acceptance of the end products into which our products are designed; and other events and trends on a national, regional and global scale, including those of a political, economic, business, competitive and regulatory nature. Statements herein reflect the beliefs or expectations of Broadcom. Our filings with the Securities and Exchange Commission (“SEC”), which you may obtain for free at the SEC’s website at http://www.sec.gov, discuss some of the important risk factors that may affect our business, results of operations and financial condition. We undertake no intent or obligation to publicly update or revise any of these forward looking statements, whether as a result of new information, future events or otherwise, except as required by law. Additional Information This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. This communication relates to a proposal which Broadcom has made for an acquisition of Qualcomm and Broadcom’s intention to solicit proxies for the election of Broadcom nominees to the Qualcomm Board and certain other proposals at Qualcomm’s 2018 annual meeting of stockholders. Broadcom filed a definitive proxy statement with the SEC on January 5, 2018 in connection with the solicitation of proxies for Qualcomm’s 2018 annual meeting of stockholders and may file other proxy solicitation materials in connection therewith. Broadcom has also commenced mailing its definitive proxy statement to Qualcomm stockholders. In addition, in furtherance of the acquisition proposal and subject to future developments, Broadcom (and, if a negotiated transaction is agreed, Qualcomm) may file one or more registration statements, proxy statements, tender offer statements or other documents with the SEC. This communication is not a substitute for any proxy statement, registration statement, tender offer statement, prospectus or other document Broadcom and/or Qualcomm may file with the SEC in connection with the proposed transaction. Investors and security holders of Broadcom and Qualcomm are urged to read the proxy statement(s), registration statement(s), tender offer statement(s), prospectus(es) and/or other documents filed with the SEC carefully in their entirety if and when they become available as they will contain important information about the proposed transaction and solicitation. Any definitive proxy statement(s) or prospectus(es) (if and when available) will be mailed to stockholders of Broadcom and/or Qualcomm, as applicable. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by Broadcom through the web site maintained by the SEC at http://www.sec.gov. This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. Participants in Solicitation Broadcom, certain of its subsidiaries, its directors and executive officers, other members of management and employees and the nominees described above may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction, including with respect to Qualcomm’s 2018 annual meeting of stockholders. You can find information about Broadcom’s executive officers and directors in Broadcom’s definitive proxy statement filed with the SEC on February 17, 2017. Information about the Broadcom nominees is included in the definitive proxy statement that Broadcom has filed with the SEC. Additional information regarding the interests of such potential participants is included or will be included in one or more registration statements, proxy statements, tender offer statements or other documents filed or to be filed with the SEC if and when they become available. These documents (if and when available) may be obtained free of charge from the SEC’s website http://www.sec.gov.certain of its subsidiaries, its directors and executive officers, other members of management and employees and the nominees described above may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction, including with respect to Qualcomm’s 2018 annual meeting of stockholders. You can find information about Broadcom’s executive officers and directors in Broadcom’s definitive proxy statement filed with the SEC on February 17, 2017. Information about the Broadcom nominees is included in the definitive proxy statement that Broadcom has filed with the SEC. Additional information regarding the interests of such potential participants is included or will be included in one or more registration statements, proxy statements, tender offer statements or other documents filed or to be filed with the SEC if and when they become available. These documents (if and when available) may be obtained free of charge from the SEC’s website http://www.sec.gov. Important Information

Broadcom’s Offer Provides Significantly More Value to Qualcomm Stockholders Than Any Other Alternative Qualcomm Has Repeatedly Failed to Deliver Stockholder Value Qualcomm’s Standalone Plan Rehashes 2015’s Broken Promises and is Not Credible NXP Will Not Solve Qualcomm’s Problems Qualcomm Stockholders Deserve Directors Who Will Seriously Consider Broadcom’s Value-Maximizing Proposal Why We Are Here QUALCOMM SHOULD ENGAGE VOTE THE BLUE CARD BROADCOM HAS MADE A HIGHLY COMPELLING PROPOSAL

I. Broadcom’s Offer Provides Significantly More Value to Qualcomm Stockholders Than Any Other Alternative

Broadcom’s Highly Compelling Best and Final Proposal Value $82 per Qualcomm share $60 in cash and remainder in Broadcom shares 56% premium to Qualcomm 30-day VWAP(1) 50% premium to Qualcomm unaffected price(2) Regulatory Certainty Significant regulatory reverse termination fee Regulatory efforts provision that is at least as favorable as the one Qualcomm provided to NXP Timing Broadcom remains confident that the proposed transaction would be completed within approximately 12 months following the signing of a definitive agreement Ticking fee if transaction is not consummated within 12 months after definitive agreement Financing Certainty Broadcom has fully negotiated commitment papers with its financing sources in an amount sufficient to fully fund the transaction No financing condition Board Seats Paul Jacobs and one other Qualcomm director invited to join the combined company’s board 30-day VWAP of $52.71 calculated as of November 2, 2017, the last trading day prior to media speculation regarding a potential transaction Unaffected price of $54.84, the closing price of Qualcomm common stock on November 2, 2017, the last trading day prior to media speculation regarding a potential transaction

Broadcom’s Highly Attractive Proposal Delivers Certainty of Value with Equity Upside Potential for Qualcomm Stockholders Broadcom’s Proposal Offers a Significant Premium… $52.71 30-Day VWAP Qualcomm Share Price Performance Qualcomm has only traded above $82 per share for 3 days over its 26+ year history as a public company 56% Premium $82.00 Offer Price Note:Market data as of 11/2/2017, Qualcomm’s last unaffected date; VWAP based on trading days

Broadcom’s Substantial Premium Offers Qualcomm Stockholders Top-Performing Equity Returns …Which Puts Broadcom’s Proposal in Elite Territory + 56% premium to Qualcomm’s 30-day VWAP would rank in the top decile 56% Premiums Paid in M&A Transactions Since 2001 Source: Thomson One Note:Announced transactions greater than $25bn from 1/1/2001 to 2/2/2018, excluding transactions with financially distressed targets

Broadcom’s Offer Ascribes a Premium Multiple to Qualcomm Qualcomm Historical NTM P / E Multiple(1) Qualcomm Historical NTM EBITDA Multiple(1) 1) Market data as of 11/2/2017, Qualcomm’s last unaffected date; based on consensus estimates, not pro forma for NXP acquisition NTM EBITDA Offer Multiple NTM P / E Offer Multiple

Cash component crystallizes $60 in value – on its own a premium to Qualcomm’s unaffected share price Stock component affords participation in combined company’s significant upside potential Broadcom has an unmatched track record of execution and price appreciation following M&A transactions Proposal Provides Qualcomm Stockholders With Substantial Upside Potential and Downside Protection Stock Cash Significant downside risk protection for Qualcomm Stockholders Significant Equity Upside $82.00

Long-Term Operating Margin Target: 45% L-T OM Tgt: 47.5% Long-Term Operating Margin Target: 30% Long-Term Operating Margin Target: 40% Broadcom Management’s Track Record of Successfully Integrating Large, Complex M&A Significantly De-Risks Equity Component of Offer for Qualcomm Stockholders Broadcom Has a Proven Track Record of Successful Integrations… LSI Non-GAAP EBIT margin of 16% prior to acquisition Transaction closed May 2014 BRCM Non-GAAP EBIT margin of 26% prior to acquisition Transaction closed Feb. 2016

…And Post-Announcement Value Creation / / / Broadcom Has a Proven Track Record of Considerable Share Price Appreciation Following Acquisitions Broadcom Returns Following Transaction Announcement / Rumor(1) S&P 500 S&P 500 S&P 500 1) Broadcom returns from day prior to announcement or rumor (12/13/2013, 5/26/2015 and 10/28/2016) to 2/2/2018

$5.9B Months to Antitrust Approval 10 Months to Close 12 Broadcom Successfully Closes Transactions in a Timely Manner $6.6B Months to Antitrust Approval 4 Months to Close 5 $36.1B Months to Antitrust Approval 6 Months to Close 8

II. Qualcomm Has Repeatedly Failed to Deliver Stockholder Value

Note:Market data as of 11/2/2017, Qualcomm’s last unaffected date Qualcomm’s Performance is in the Bottom Decile of the S&P 500 Qualcomm’s Stock Price Has Significantly Underperformed Return 8% 664% Rank 433 7 Percentile 9% 99% 5-Year Return of S&P 500 Constituents

Qualcomm Failed to Turn 4G Leadership Into Stockholder Value

Qualcomm Failed to Monetize 4G Leadership…

Paul Jacobs
Qualcomm CEO
March 2, 2010

"...we've been investing [in] LTE technology, and we really believe that **we are in a product leadership position** … and because we are the leaders in the 3G technology, **because [we've] been investing very heavily in this LTE technology, we believe strongly and our experience to date is that we will be the leaders [in] 4G as well.** So really exciting opportunity there."

Stock Chart



300%
200%
100%
--
(100%)
2010
2011
2012
2013
2014
2015
2016
2017
SOX
255%
QCOM
19%

EBT Margin



46%
46%
42%
38%
38%
37%
35%
32%
26%
FY2010
FY2011
FY2012
FY2013
FY2014
FY2015
FY2016
FY2017
Q1 FY'18

…Why Will 5G Be Any Different?

Steve Mollenkopf
Qualcomm CEO
July 19, 2017

"**We are ramping investments necessary to extend our leadership position in 5G** as operators and customers seek to accelerate their launch date…. The modem technology and complexity is increasing, and we believe **we can continue to outperform our competitors with our level of 5G innovation. It is clear that our technology position and product road map are as strong as they have ever been.**"

Stock Chart

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EBT Margin

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Note: Market data as of 11/2/2017, Qualcomm's last unaffected date; non-GAAP financials presented

14

(2) Qualcomm’s Poor Execution Has Resulted in Significant Revenue Declines During a Period of Strong Industry Growth Qualcomm is in Decline FY2014 – FY2017 Revenue Growth CAGR Unrealistic Long-Term Revenue Growth Target (1) 2018 Plan REALITY DISCONNECT MASSIVE UNDERPERFORMANCE (1) Per Gartner QCT and Qualcomm revenue pro forma for CSR acquisition in 2014 and excludes TDK JV revenue contribution based on filings and press releases

Qualcomm is Overstating its 5G Growth Opportunities

Qualcomm's 4G Growth Benefitted From a Unique Set of Tailwinds

Qualcomm easily took share thanks to a highly fragmented market

Baseband Market Share [(1)]

	2008	2014
Baseband Market Share [(1)]	**39%** *~15 providers*	**67%** *~5 providers*

Qualcomm rode the wave of smartphone adoption

Worldwide Sales Unit Volume [(1)] *(in billions)*



0.2
2008
1.2
2014

The 5G Transition Dynamics are Significantly Worse for Qualcomm

- Fewer baseband / app processor providers make share increases more difficult
- Smartphone market has matured
- Unclear which 5G "killer app" or device will drive initial growth

1) Per Gartner

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Qualcomm’s Business Model Has Been Broken for a Long Time Unnamed Licensee Major licensing customers have halted payments ~$4B In fines in the last three years Governments view Qualcomm’s practices as anti-competitive REGULATORY ISSUES AND FINES BUSINESS CONFLICTS 2006 2014 2015 2016 2017 2012 2009 2010 2007 Jan 2018 (1) 1) Includes NDRC fine of $975M, KFTC fine of $927M, TFTC fine of $778M and European Commission fine of $1.2B

Qualcomm’s Broken Business Model Impacts Results Qualcomm’s Projected 6-8% Revenue Growth Rate is Unrealistic Given These Trends ? Qualcomm Mobile Phone Application Specific Revenue is in Decline(1) Downward Pressure on Implied QTL Royalty Rate(2) ($ in billions) Qualcomm no longer discloses royalty rates ? Per Gartner Calculated as QTL revenue divided by device shipments and divided by device ASP; data from Qualcomm Investor Presentation dated April 19, 2017 CAGR: 13%

Despite Rapid Revenue Growth During the 4G Transition, Qualcomm Failed to Create Positive Operating Leverage in its Business Qualcomm’s Margins Have Declined Even When Revenue Has Grown… $11.0 Revenue EBT Margin Revenue and EBT Margin ($ in billions) 2010 à 2017 EBT Margin Decline: 1,399 bps Note:Non-GAAP financials presented

Qualcomm’s Inability to Manage its Cost Structure Caused Profitability to Decline Precipitously …And Qualcomm Has Significantly Underperformed its Peers CAGR FY2014 – FY2017 PEERS Revenue 6% 7% Gross Profit 5% 10% EBT 10% 17% Net Income 11% 18% Note:EBT margin as reported; non-GAAP financials presented. Peer set consists of ADI, AVGO, INTC, MCHP, MXIM, NVDA, SWKS, TXN and XLNX. Financials pro forma for acquisitions

$21B in Repurchases Since FY2014 Mask a 32% Decline In Underlying EPS Share Repurchases Have Masked a Dramatic Earnings Decline $5.27 $4.66 $4.44 $4.28 18% of EPS driven from buybacks Note:Non-GAAP financials presented; diluted EPS and shares presented ? Qualcomm EPS is Being Inflated by Stock Buybacks

III. Qualcomm’s Standalone Plan Rehashes 2015’s Broken Promises and is Not Credible

SOX S&P 500 Qualcomm’s Broken Promises #2 QCT Growth #3 Cost Reductions #4 Operating Margins #5 Profitable Growth #1 Create Sustainable Value For Stockholders 2015 PLAN 2018 PLAN “We are poised to excel in an even larger market set of opportunities and to deliver tremendous value to Qualcomm stockholders” “We are committed to driving meaningful change to improve our near-term performance while preserving our ability to create sustainable value over the long term…” Steve Mollenkopf CEO, July 22, 2015 Steve Mollenkopf CEO, Jan. 16, 2018 Share Price Returns Since 2015 Plan Total Returns Since 2015 Plan BROKEN PROMISE Including: $7B of buybacks $7B of dividends SOX S&P 500 ? Note:Market data from 7/22/2015 to 11/2/2017

“…we are investing in adjacent opportunities that are already delivering significant revenue for QCT today, and which will — which we expect to drive meaningful growth for QCT in the coming years” “Our ability to grow the business at 6%-8% annually over time is underpinned by growth from the expansion of our service addressable market, or SAM, from $23B in 2015 to $150B in 2020” Qualcomm’s Broken Promises ($ in billions) (1) #2 QCT Growth #3 Cost Reductions #4 Operating Margins #5 Profitable Growth #1 Create Sustainable Value For Stockholders Steve Mollenkopf CEO, July 22, 2015 George Davis CFO, Jan. 16, 2018 CAGR 6% BROKEN PROMISE 2015 PLAN 2018 PLAN ? Note: Non-GAAP financials presented 1) Pro forma for ~$780M CSR revenue before acquisition date of 8/13/2015; does not include reported revenue of $676M from joint venture with TDK after transaction date of 2/3/2017

Qualcomm's Broken Promises

#1
Create Sustainable Value For Stockholders

#2
QCT Growth

#3
Cost Reductions

#4
Operating Margins

#5
Profitable Growth

2015 PLAN

Steve Mollenkopf
CEO, July 22, 2015

"…we are taking actions to substantially reduce costs, taking our fiscal 2015 spending base down by approximately **$1.1 billion annually**"

BROKEN PROMISE



$7.0
$6.7
SG&A
R&D
($ in billions)
FY2015
FY2017

OpEx Decreases Only $250M(1)

2018 PLAN

George Davis
CFO, Jan. 16, 2018

"Our estimate also reflects the benefits of a **new $1 billion cost reduction program** we will be implementing immediately as we move to align our cost structure toward our long term margin targets"

?

Note: Non-GAAP financials presented
1) Pro forma for ~$330M CSR operating expenses before acquisition date of 8/13/2015; does not include estimated operating expenses of ~$200M from joint venture with TDK after transaction date of 2/3/2017

25

Note:Non-GAAP financials presented Qualcomm’s Broken Promises “We are continuing to target a QCT operating margin of at least 20%” “We continue to target longer term QTL margins in the range of 86% to 88%” #2 QCT Growth #4 Operating Margins #5 Profitable Growth #1 Create Sustainable Value For Stockholders #3 Cost Reductions “For the long run, we expect to be growing revenues at a minimum of 6% on average per year while delivering operating margins of 40%” Steve Mollenkopf CEO, July 22, 2015 Steve Mollenkopf CEO, Jan. 16, 2018 2015 Plan 2015 Plan 2015 PLAN 2018 PLAN BROKEN PROMISE ?

Qualcomm’s Broken Promises FY2015 FY2016 FY2017 Unrealistic 2018 Plan Revenue Growth (5%) (7%) (1%) 6% – 8% Operating Margin 34% 33% 31% 40% EPS Growth (12%) (5%) (4%) 12% – 16% (2x rev growth) #2 QCT Growth #4 Operating Margins #1 Create Sustainable Value For Stockholders #3 Cost Reductions #5 Profitable Growth Steve Mollenkopf CEO, July 22, 2015 “Improve execution, enhance financial performance and drive more profitable growth across the company” “Execution of our strategy over the next year will make the company even more valuable… and support our expectation of non-GAAP EPS growth of 2x revenue growth” Steve Mollenkopf, CEO George Davis, CFO Jan. 16, 2018 2015 PLAN 2018 PLAN BROKEN PROMISE ?

Revenue Growth 6 - 8% 3-4x semi industry estimates EPS Growth 2x Only grown EPS faster than revenue three times in 10 years Cost Reductions Unable to achieve previous commitments Licensing Resolutions Plan assumes more revenue recaptured than lost ? Qualcomm’s FY2019 Projections Are Not Credible… $6.75 $6.75 - 7.50 Given Qualcomm’s Broken Promises, Should Investors Really Believe Qualcomm Can Accurately Project Two Years Forward? FY2019 EPS 2018 Plan Unrealistic Assumptions Note: Consensus estimates as of 2/2/2018

…And Have Unrealistic Dispute Resolution Assumptions Midpoint of Qualcomm’s FY2019 EPS target assumes restoration of $3.25B in lost revenue from its licensing program, levels higher than when the disputes first arose (1) (1) Annualized QTL Revenue $3.1B of Estimated Lost QTL Revenue ($ in billions) Qualcomm Plan Assumes Licensing Revenue Will Resume at Higher Levels Than Before 1) Last two quarters of fiscal year annualized

IV. NXP Will Not Solve Qualcomm’s Problems

NXP Has Failed to Keep Pace With Industry Growth and Severely Lagged its Peers in 2017 448 bps Q1 – Q3 2017 Y/Y Average Revenue Growth(1) Note:Data represents average of the first three quarters of CY2017 Y/Y revenue growth rates ADI revenue pro forma for the LLTC acquisition, CAVM revenue pro forma for the QLGC acquisition, Intel revenue is adjusted for the Mobileye acquisition and McAfee divestiture, MCHP revenue pro forma for the ATML acquisition, NXPI revenue pro forma for the Standard Products divestiture and Renesas revenue pro forma for the ISIL acquisition Peers as defined by NXP in most recent annual filing or Form 20-F include Analog Devices, Broadcom, Cavium, Infineon, Intel, Maxim Integrated Products, Microchip, Power Integrations, Renesas, Silicon Laboratories, STMicroelectronics and Texas Instruments

NXP is Already Missing its Own Projections Source:“Updated Management Projections” as disclosed in NXP Schedule 14D-9 dated 11/18/16 Note:Non-GAAP financials presented “Updated Management Projections” for CY 2017 Q1 – Q3 2017 Actual Results Difference Revenue Growth (236 bps) Gross Margin (180 bps) EBIT Margin (259 bps)

NXP is a Savvy Seller ANNOUNCED BUYER DEAL VALUE TRANSACTION OBSERVATIONS April 2008 $1.6 Billion Sale of 80% of Cellular Baseband business Contributed to a Joint Venture with Ericsson in 2009 Subsequently dissolved in 2013 December 2010 $855 Million Sale of Sound Solutions business In 2015, the speaker business lost $272 million (on $235 million of revenue) Sold in 2016 for $45mm following large write downs and losses May 2015 $1.8 Billion Sale of RF Power business RF market downturn following sale June 2016 $2.8 Billion Sale of Standard Products business Buyers paid a rich multiple (2.3x LTM revenues, 65% above ON Semiconductor’s multiple at the time and 35% above the ON/Fairchild acquisition multiple)

V. Qualcomm Stockholders Deserve Directors Who Will Seriously Consider Broadcom’s Value-Maximizing Proposal

Qualcomm Board Has No Excuse For its Lack of Engagement With Broadcom on its Value-Maximizing Proposal Qualcomm Has Massively Underperformed the S&P 500 During the Tenure of Each Independent Director Date Joined Underperformance to S&P Since Joining Barbara Alexander 7/31/2006 (47%) Thomas Horton 12/8/2008 (120%) Francisco Ros 12/6/2010 (97%) Clark Randt 10/6/2013 (72%) Harish Manwani 5/4/2014 (68%) Mark McLaughlin 7/22/2015 (37%) Tony Vinciquerra 7/22/2015 (37%) Jeffrey Henderson 1/12/2016 (15%) Ann Livermore 10/9/2016 (38%) Strategic Realignment Plan Announcement 7/22/2015 (37%) Steve Mollenkopf CEO, Dec 7, 2017 “…world-class Board that has a strong resume not only outside of Qualcomm, but directly as to what they’ve done at Qualcomm”

Broadcom Nominees Qualcomm Board Average Years of Experience Serving on Public Company Boards 12 10 Semiconductor Experience Selected Other Experience Broadcom’s Nominees Are Independent and Highly Qualified Qualcomm’s Current Board Has No Directors With Prior Semiconductor Experience Outside of Qualcomm

Broadcom's Nominees Are Independent and Highly Qualified

	Nominee	Experience	Independent	CEO / CFO Experience	Technology Depth / Experience	M&A / Finance Experience	Public Company Board
	Samih Elhage	Former President of Nokia Mobile Networks, CFO & COO of Nokia Siemens Networks and Nokia Networks Former Board Member of Alcatel-Lucent, Alcatel Shanghai Bell and Quickplay Media	✓	✓	✓	✓	✓
	Raul Fernadez	Vice Chairman of Monumental Sports & Entertainment Former CEO of ObjectVideo, Dimension Data NA and Proxicom Board Member of AtSite and PerfectSense Former Board Member of Kate Spade	✓	✓	✓	✓	✓
	Michael Geltzeiler	Former CFO & SVP of ADT Former CFO & EVP of NYSE Euronext	✓	✓		✓	✓
	Stephen Girsky	Former Vice Chairman of General Motors Board Member of US Steel, Brookfield, Drive.ai and Valens Former Board Member of Dana Holdings and General Motors Managing Partner of VectorIQ	✓	✓	✓	✓	✓
	David Golden	Former Vice Chairman of TMT Banking at J.P. Morgan Board Member of Barnes & Noble Education Former Board Member of Blackbaud and Everyday Health Managing Partner of Revolution Ventures	✓		✓	✓	✓
	Veronica Hagen	Board Member of Newmont Mining, Southern Company and American WaterWorks Former CEO of Polymer and SappiFine Paper Former Board Member of AVINTIV, JacuzziBrands and Covanta	✓	✓	✓	✓	✓
	Julie Hill	Board Member of Anthem & Trustee of Lord Abbett Family of Mutual Funds Former Board Member of WellPoint, Lend Lease and Holcim Owner of Hill Company	✓	✓	✓	✓	✓
	John Kispert	Former President & CEO of Spansion Board Member of Gigamon and Barracuda Networks Former Board Member of Spansion, Cypress, TriNet and Extreme Networks Managing Partner of Black Diamond Ventures	✓	✓	✓	✓	✓
	Gregorio Reyes	Former Board Member of Dialog, LSI and Seagate Former CEO of American Semiconductor Equipment Tech and National Micronetics Co-Founder & former CEO of Sunward Technologies, Founding Special Partner & Advisor to Vitruvian Partners	✓	✓	✓	✓	✓
	Thomas Volpe	Former Board Member of Linear Technology and EFG-Hermes Former CEO of Dubai Group Managing Member of Volpe Investments	✓	✓	✓	✓	✓
	Harry You	Former CFO of Oracle and Accenture, CEO of BearingPoint and EVP of EMC Former Board Member of Korn/Ferry CFO of GTY Technology	✓	✓	✓	✓	✓

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Vote for independent nominees who are committed to maximizing value for all Qualcomm stockholders Vote for engagement to give Qualcomm stockholders the opportunity to obtain significant benefits of Broadcom’s value-maximizing proposal Vote for existing directors who have refused to engage with Broadcom on its value maximizing proposal Vote to give current leadership more time to underperform while watching peers continue to execute BLUE CARD How Should You Vote? WHITE CARD QUALCOMM SHOULD ENGAGE VOTE THE BLUE CARD